Exhibit 10.10
FIRST AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AGREEMENT
THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AGREEMENT (the “Amendment”) is made and entered into to be effective the  _____  day of August 2007, by and between Farm Credit of Southwest Florida, ACA, an agricultural credit association for itself and as agent/nominee for other lending institutions having an interest, direct or indirect, in the Loan (as defined hereinbelow) from time to time (the “Lender”), ALICO, Inc. (“Borrower”), Bowen Brothers Fruit, LLC, (“Brothers”), ALICO-AGRI, LTD. (“Agri”), Alico Land Development, Inc. (f/k/a Saddlebag Lake Resorts, Inc.) (“Development”) and Alico Plant World, L.L.C. (“Plant”) (Brothers, Agri, Development and Plant, collectively, “Guarantors”) (Lender, Borrower and Guarantors collectively, the “Parties”, and, each singly, a “Party”) and amends that certain Amended and Restated Loan Agreement among the Parties dated to be effective as of May 26, 2006 (the “Loan Agreement”).
PRELIMINARY STATEMENT
Lender currently has a $175,000,000 revolving line of credit loan (the “Loan”) outstanding to Borrower. The Loan is governed by certain financial covenants as set forth in the Loan Agreement. Lender, Borrower and Guarantors have agreed to amend the Net Worth ratio as set forth below pursuant to the terms and conditions set forth in this Amendment.
Additionally, since the date of the Loan Agreement, a Guarantor, Saddlebag Lake Resorts, Inc., has changed its name to Alico Land Development, Inc. The Parties wish to amend the Loan Agreement and respective Guaranty Agreement to reflect this name change.
All capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Loan Agreement, as amended by this Amendment.
NOW THEREFORE, the Parties hereby agree as follows:
1. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:
(a) Section 1.24, “Guarantors”, is hereby amended such that the name “Alico Land Development, Inc. (f/k/a Saddlebag Lake Resorts, Inc.)” replaces the name “Saddlebag Lake Resorts, Inc.” The Loan Agreement is further amended such that any use of the name “Saddlebag Lake Resorts, Inc.” is replaced with the name “Alico Land Development, Inc. (f/k/a Saddlebag Lake Resorts, Inc.).”
(b) Section 4.3(d), “Net Worth”, is hereby amended such that the Net Worth requirement stated therein is reduced to $110,000,000, effective as of the date hereof. The Borrower’s Net Worth shall continue to be measured in the manner set forth therein.
(c) Exhibit 4.1(c), “Compliance Certificate”, is hereby deleted in its entirety and replaced with the new Exhibit 4.1 (c) attached hereto and made a part hereof.

2. Conditions Precedent. As conditions precedent to the effectiveness of this Amendment, Borrower and each Guarantor shall furnish duly authorized resolutions of all of its members and managers or directors, as the case may be, evidencing its authority to enter into this Amendment, together with such other documentation as Lender shall request in connection with the execution of this Amendment.
3. Representations, Warranties, Covenants. Borrower and each Guarantor hereby represents and warrants that at the time of the execution and delivery of this Amendment it is in compliance with all of its covenants set forth in the Loan Agreement (as such may be modified hereby) and each other Loan Document, and that the representations and warranties set forth therein pertaining to it continue to be true and accurate.
4. Indemnification. Borrower and each Guarantor agrees to hold Lender harmless and indemnify Lender and its successors and assigns from any and all claims or causes of action arising in connection with Borrower’s or any Guarantor’s breach of the provisions of this Amendment or otherwise related to a default or an Event of Default under the Loan Documents.
5. Costs, Fees, Expenses. Borrower agrees to pay all costs and expenses arising from this Amendment, including, without limitation, all of Lender’s fees and expenses and all fees and expenses of Lender’s legal counsel.
6. No Change. The Parties hereby acknowledge their express intent that the Loan Agreement and all related loan and security documents executed in connection therewith, including, but not limited to, the Loan Documents, govern, in accordance with their original terms and conditions except as specifically amended hereby, the terms and conditions of the Loans. Any provisions of the Loan Documents not specifically amended hereby shall be interpreted in a manner consistent with the amendments set forth in this Amendment and, to the extent that any provisions of such Loan Documents are inconsistent with this Amendment, the amendments set forth herein shall prevail.
7. Ratification. Except as expressly amended by this Amendment, the terms and conditions of the Loan Agreement and all other Loan Documents among anyone or more of the Parties are hereby ratified and confirmed to be in full force and effect.
8. Counterparts. This Amendment may be executed in two or more originals, each of which shall be deemed to be an original, but all of which shall constitute one in the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such original.
9. Governing Law. This Amendment shall be interpreted in accordance with and governed by the laws of the State of Florida. PROVIDED HOWEVER, to the extent that the creation, validity, perfection, enforceability or priority of any lien or security interest, or the rights and remedies with respect to any lien or security interest, in the Collateral are governed by the laws of a jurisdiction other than the State of Florida, then the laws of such jurisdiction shall govern, except as superseded by applicable United States Federal Law.

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FIFTH AMENDMENT TO
RESTATED LOAN AGREEMENT
THIS FIFTH AMENDMENT TO RESTATED LOAN AGREEMENT (the “Amendment”) is made and entered into on August _, 2007, by and among Farm Credit of Southwest Florida, ACA, an agricultural credit association for itself and as agent/nominee for other lending institutions having an interest, direct or indirect, in the Term Loan (as defined hereinbelow) from time to time (the “Lender”) and ALICO, INC. (the “Borrower”) (Lender and Borrower together, the “Parties”, and, singly, a “Party”) and amends that Restated Loan Agreement between Borrower and Lender dated as of July 8, 1999, as amended on July 30th, 1999, on May 5, 2000, on October 11, 2005 and on May 26, 2006 (collectively, the “Loan Agreement”). Any capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Loan Agreement.
PRELIMINARY STATEMENT
Lender currently has a term loan in the original principal amount of $19,000,000 (the “Term Loan”) outstanding to Borrower pursuant to the Loan Agreement and other Loan Documents referenced therein. Lender also currently has a $175,000,000 revolving of credit loan (“RLOC”) (the Term Loan and the RLOC, together the “Loans”) outstanding to Borrower pursuant to an amended and restated loan agreement between Borrower, Lender and others named therein dated May 26, 2006 (“RLOC Loan Agreement”). Borrower has requested and Lender has agreed to modify the net worth covenant governing the Loans as set forth below.
NOW THEREFORE, the Parties hereby agree as follows:
1. Amendment to the Loan Agreement. Section 5.4(c) “Net Worth” is hereby amended such that, commencing on the date hereof, Borrower’s Net Worth shall be maintained at not less than $110,000,000, to be measured as set forth therein.
2. Conditions Precedent. As a condition precedent to the effectiveness of this Amendment, Borrower shall furnish duly authorized resolutions of its board of directors evidencing its authority to enter into this Amendment, together with such other documentation as Lender shall request in connection with the execution of this Amendment.
3. No Change. The Parties hereby acknowledge their express intent that the Loan Agreement and all related loan and security documents executed in connection therewith, including, but not limited to, the Loan Documents, govern, in accordance with their original terms and conditions except as specifically amended hereby or by amendment documents specifically related to such Loan Documents, the terms and conditions of the Term Loan. Any provisions of the Loan Documents not specifically amended hereby shall be interpreted in a manner consistent with the amendments set forth in this Amendment and, to the extent that any provisions of such Loan Documents are inconsistent with this Amendment, the amendments set forth herein shall prevail.
4. Representations, Warranties, Covenants. Borrower hereby represents and warrants that at the time of the execution and delivery of this Amendment it is in compliance with all of its covenants set forth in the Loan Agreement (as such may be modified hereby) and each other Loan Document, and that the representations and warranties set forth therein pertaining to it continue to be true and accurate.
Fifth Amendment to Restated Loan Agreement
Farm Credit of Southwest Florida, ACA/ALICO, INC.
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5. Indemnification. Borrower agrees to hold Lender harmless and indemnify Lender and its successors and assigns from any and all claims or causes of action arising in connection with Borrower’s breach of the provisions of this Amendment or otherwise related to the Borrower’s default under the Loan Documents.
6. Costs, Fees, Expenses. Borrower agrees to pay all costs and expenses arising from this Amendment, including, without limitation, all of Lender’s fees and expenses and fees and expenses of Lender’s legal counsel.
7. Ratification. Except as expressly amended by this Amendment, the terms and conditions of the Loan Agreement and all other Loan Documents among Borrower and Lender pertaining thereto and hereto are hereby ratified and confirmed to be in full force and effect.
8. Counterparts. This Amendment may be executed in two or more originals, each of which shall be deemed to be an original, but all of which shall constitute one in the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such original.
9. Governing Law. This Amendment shall be interpreted in accordance with and governed by the laws of the State of Florida. PROVIDED HOWEVER, to the extent that the creation, validity, perfection, enforceability or priority of any lien or security interest, or the rights and remedies with respect to any lien or security interest, in the Collateral are governed by the laws of a jurisdiction other than the State of Florida, then the laws of such jurisdiction shall govern, except as superseded by applicable United States Federal Law.
10. Continuing Effect. The execution of this Amendment shall constitute a modification of the Loan Agreement and shall not be construed as a notation of the Obligations under the Loan Documents. The Parties hereby acknowledge their intent that this Amendment shall not disturb the existing priority of the Loan Documents or the liens granted thereunder to Lender. The Parties intend that the security interests evidenced by the Loan Documents retain the same priority as when originally executed, and delivered as of the respective dates of the Loan Documents.
11. Savings Clause. It is the intent of the parties that the terms and conditions of the Loan Agreement be consistent with those contained in the RLOC Loan Agreement, as amended and restated on even date herewith. To the extent the terms and conditions of the Loan Agreement conflict with the terms and conditions of the RLOC Loan Agreement, as amended and restated on even date herewith, the terms of the RLOC Loan Agreement, as amended and restated on even date herewith, shall control and govern the parties with regard to the Term Loan.
Fifth Amendment to Restated Loan Agreement
Farm Credit of Southwest Florida, ACA/ALlCO, INC.

In Witness Whereof, the Parties place their signatures on the date first set fourth above.

BORROWER:

ALICO, INC.

By:

Print: John R. Alexander
Its: Chairman and Chief Executive Officer

LENDER:

FARM CREDIT OF SOUTHWEST
FLORIDA, ACA for itself and as
agent/nominee for other lending institutions
having an interest, direct or indirect, in the
Loan from time to time

By:

Print Name: Bryan L. Byrd
Its: Chief Operations Officer/Executive Vice President
Fifth Amendment to Restated Loan Agreement
Farm Credit of Southwest Florida, ACA/ALlCO, INC.